Commitments	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments

8.	COMMITMENTS

The Company previously entered into two operating leases for office space in Woombye and Brisbane, Queensland, Australia, both which expired in April 2018. The Company signed a new lease in February of 2018 for new office space in Kunda Park Queensland Australia, starting in May 2018 and expiring in May 2021. The Company also renewed the Brisbane office space for one year starting in May 2018. The Company’s office in Downingtown, Pennsylvania was renewed in January of 2018 for a one-year period. The future minimum payments on the leases for each of the next three years and in the aggregate amount to the following:

2019	54,050
2020	39,639
2021	13,213
$106,902

Rent expense for the year ended December 31, 2018 and 2017 was $98,593 and $90,000, respectively and is included in “General and Administrative” expenses on the related statements of operations.

During the year December 31, 2018, the Company had vehicles leased under two capital leases, with a net book value of $324,495, which expire in June 2020 and December 2025. During the year ended December 31, 2017, the Company had no capital leases. The obligations are payable in monthly installments ranging from approximately $503 to $1,578 with interest rates from 3.0% to 5.57% per annum. The leases are secured by the related equipment.

At December 31, 2018, approximate payments to be made on these capital lease obligations are as follows:

2019	$75,342
2020	75,342
2021	60,734
2022	43,703
2023	39,531
Thereafter	29,843
Capital lease obligation	324,495
Less: amounts representing interest	26,354
Current maturities of capital lease obligations	65,265

Capital lease obligations, non-current	$232,876